SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 26, 2006
SOMERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27843 (Commission File Number)	77-0521878 (I.R.S. Employer Identification No.)

301 S. Northpoint Drive, Coppell, Texas (Address of principal executive offices)	75019 (Zip Code)
Registrant’s telephone number, including area code: (972) 304-5660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 26, 2006, Somera Communications, Inc. (the “Company”) and Telmar Network Technology, Inc., a Delaware corporation (“Telmar”), issued a joint press release announcing the signing of a definitive agreement among the Company, Telmar and Telmar Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Telmar (“TAC”), pursuant to which TAC will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly owned subsidiary of Telmar. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 26, 2006*
*Filed herewith

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERA COMMUNICATIONS, INC.
By:	/s/ David W. Heard
David W. Heard
President and Chief Executive Officer

Date: June 26, 2006

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